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                                                                   Exhibit 10.21


                               DAVOX CORPORATION

                       Incentive Stock Option Agreement
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Davox Corporation, a Delaware corporation (the "Company"), hereby grants this
((Date)) day of ((Month)), ((Year)), to ((Name)) (the "Employee"), an option to purchase a maximum of (Shares) shares of its Common Stock, $.10 par value, at the price of ((Price)) per share, on the following terms and conditions:

     1.   Grant Under 1996 Stock Plan.  This option is granted pursuant to and
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          is governed by the Company's 1996 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Corporation has approved the Davox Corporation 1996 Stock Option Plan, as it may be amended from time to time, (the Plan).

          It is the intent of this agreement that such stock options are granted unconditionally, to be Incentive Stock Options under the Plan, if the Plan is approved by the Stockholders of the Company, but that such options should nonetheless remain in full force and effect and shall be deemed to be non-qualified stock options under the Plan in the event that the Plan is not approved by the Stockholders of the Company.

     2.   Grant as Incentive Stock Option; Other Options.  Subject to the
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          provisions of Section 1, this option is intended to qualify as an
          "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     3.   Extent of Option if Employment Continues.  If the Employee has
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          continued to be employed by the Company on the following dates, the
          Employee may exercise this option in cumulative installations as follows:

          . Six months from the Commencement Date    -  one-eighth of the shares

          . One year but less than 18 months from    -  an additional one-eight
            the Commencement Date                       of the shares

          . Eighteen months but less than two years  -  an additional one-eight
            from the Commencement Date                  of the shares
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          . Two years but less than thirty months    -  an additional one eighth
            from the Commencement Date                  of the shares

          . Thirty months but less than three years  -  an additional one eighth
            from the Commencement Date                  of the shares

          . Three years but less than forty-two      -  an additional one eighth
            months from the Commencement Date           of the shares

          . Forty-two months but less than four      -  an additional one eighth
            years from the Commencement Date            of the shares

          . Four years from the Commencement Date    -  an additional one eighth
                                                        of the shares

For the purposes hereof, the Commencement Date shall be ((Effective_Date))

Notwithstanding the vesting schedule set forth in this Article 3 and subject to the provisions of paragraph 8 (D) of the Plan, in the event the Employee continues to be employed by the Company on the effective date (the "Effective Date") of:

     (a) a change in control of the Company, pursuant to a sale, merger, consolidation, reorganization, combination, recapitalization or similar transaction, or pursuant to a transaction or series of transactions in which the holders of the then outstanding equity securities of the Company, after such transactions, shall hold less than 50% of the surviving entity; or

     (b)  a sale by the Company of all or substantially all of its assets,

then the option shall be immediately and automatically accelerated with respect to the total number of shares of Common Stock subject to the option which have not previously vested pursuant to the terms of this Article 3.

The accelerated vesting provisions set forth above shall automatically be deferred to subsequent calendar years, as required, in the event and to the extent such provisions shall be in violation of paragraph 8 (D) of the Plan.

The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised up to and including the date which is ten years from the date this option is granted. All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or dies while in the employ of the Company.


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     4.   Retirement; Termination of Employment.  If the Employee retires from
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          employment with the Company, no further installments of this option shall become exercisable and this option shall terminate after the passage of 90 days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option. If the Employee ceases to be employed by the Company, other than by reason of retirement or death, no further installments of this option shall become exercisable and this option shall terminate after the passage of thirty (30) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.

     5.   Death.  If the Employee dies while in the employ of the Company, this
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          option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date.

          At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     6.   Partial Exercise.  Exercise of this option up to the extent above
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          stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Employee to exercise completely such final installment.

     7.   Payment of Price.  The option price is payable in United States
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          dollars and may be paid in cash or by check in the amount equal to the option price.

     8.   Agreement to Purchase for Investment.  By acceptance of this option,
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          the Employee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with that Act.



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     9.   Method of Exercising Option.  Subject to the terms and conditions of
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          this Agreement, this option may be exercised by written notice to the
          Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

     10.  Option Not Transferable.  This option is not transferable or
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          assignable except by will or by the laws of descent and distribution.
          During the Employee's lifetime only the Employee can exercise this option.

     11.  No Obligation to Exercise Option.  The grant and acceptance of this
          --------------------------------
          option imposes no obligation on the Employee to exercise it.

     12.  No Obligation to Continue Employment.  The Company and any Related
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          Corporations are not by the Plan or this option obligated to continue the Employee in employment.

     13.  No Rights as Stockholder until Exercise.  The Employee shall have no
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          rights as a stockholder with respect to shares subject to this
          Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

     14.  Capital Changes and Business Successions.  It is the purpose of this
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          option to encourage the Employee to work for the best interests of the
          Company and its stockholders. Since, for example, that might require the issuance of a stock dividend or a merger with another corporation, the purpose of this option would not be served if such a stock dividend, merger or similar occurrence would cause


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          the Employee's rights hereunder to be diluted or terminated and thus be contrary to the Employee's interest. The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.

     15.  Early Disposition.  The Employee agrees to notify the Company of any
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          disposition of any shares of Common Stock acquired on the exercise of this option within the two-year period beginning on the date of grant or within one year after the date of the transfer of such shares to the Employee. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. Employees who receive incentive stock options will be disqualified under Section 422A of the Code from receiving the favorable income tax treatment otherwise available with respect to the exercise of such an option if they dispose of the stock received on exercise of the option within either of the one or two-year periods described in the preceding sentence.

     16.  Governing Law.  This Agreement shall be governed by and interpreted in
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          accordance with the internal laws of Delaware.

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.




By: __________________________________________________
    DAVOX Corporation



    __________________________________________________
    Employee



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